GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A Shares and Institutional Shares of the

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

(collectively, the “Portfolios”)

Supplement dated March 27, 2013 to the

Prospectus dated December 28, 2012 (the “Prospectus”)

The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) will serve as an Underlying Fund to the Portfolios. Accordingly, the Portfolios’ Prospectus is hereby revised as follows:

The “Annual Portfolio Operating Expenses” table and its related footnotes in the “Goldman Sachs Enhanced Dividend Global Equity

Portfolio—Summary—Fees and Expenses of the Portfolio” section of the Prospectus is replaced in its entirety with the following:

	Class A	Institutional
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.30%	0.15%
Acquired (Underlying) Fund Fees and Expenses	0.86%	0.86%
Total Annual Portfolio Operating Expenses[1]	1.56%	1.16%
Expense Limitation[2]	(0.10)%	(0.10)%
Total Annual Portfolio Operating Expenses After Expense Limitation[1]	1.46%	1.06%

[1]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.014% of the Portfolio’s average daily net assets through at least December 29, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Portfolio’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Portfolio.

The “Annual Portfolio Operating Expenses” table and its related footnotes in the “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Fees and

Expenses of the Portfolio” section of the Prospectus is replaced in its entirety with the following:

	Class A	Institutional
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.10%
Acquired (Underlying) Fund Fees and Expenses	0.78%	0.78%
Total Annual Portfolio Operating Expenses[1]	1.43%	1.03%
Expense Limitation[2]	(0.05)%	(0.05)%
Total Annual Portfolio Operating Expenses After Expense Limitation[1]	1.38%	0.98%

[1]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.014% of the Portfolio’s average daily net assets through at least December 29, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Portfolio’s “Other Expenses” may be further reduced by any custody and transfer agency credits received by the Portfolio.

The table in the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Expense Example” section of the Prospectus is replaced in its entirety with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$690	$1,006	$1,344	$2,296
Institutional Shares	$108	$359	$629	$1,400

The table in the “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Expense Example” section of the Prospectus is replaced in its entirety with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$973	$1,284	$2,165
Institutional Shares	$100	$323	$564	$1,255

The following paragraphs are added to the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” and the “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” sections of the Prospectus:

Energy Sector Risk.  The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Master Limited Partnership Risk.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Underlying MLP Fund Tax Estimation/NAV Risk.  The Fund will gain exposure to MLPs through an investment in the Underlying MLP Fund. Unlike traditional mutual funds, the Underlying MLP Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

Underlying MLP Fund Tax Estimation/NAV Risk.  In calculating the Underlying MLP Fund’s daily net asset value (“NAV”), the Underlying MLP Fund will, among other things, accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Underlying MLP Fund. The daily estimate of the Underlying MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Underlying MLP Fund’s NAV could vary dramatically from the Underlying MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Underlying MLP Fund’s actual tax liability or benefit may have a material impact on the Underlying MLP Fund’s NAV.

Effective immediately, references to Portfolio Manager Monali Vora’s title in the Prospectus are changed from “Vice President” to “Managing Director.”

The following is added to the table under the “Description of the Underlying Funds” section of the Prospectus:

Underlying Fund	Investment Objectives	Investment Criteria
Goldman Sachs MLP Energy Infrastructure Fund	Total return through current income and capital appreciation.

At least 80% of its Net Assets in energy infrastructure master limited partnership (“MLP”) investments.

The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes, that provide exposure to MLPs.

Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Underlying MLP Fund’s MLP investments may be of any capitalization size.

The following is added under the “Risks That Are Particularly Important for Specific Underlying Funds” section of the Prospectus:

Energy Sector Risk—The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies. The Underlying MLP Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Underlying MLP Fund.

Master Limited Partnership Risk—Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Underlying MLP Fund Tax Estimation/NAV Risk.  The Fund will gain exposure to MLPs through an investment in the Underlying MLP Fund. Unlike traditional mutual funds, the Underlying MLP Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

Underlying MLP Fund Tax Estimation/NAV Risk.  In calculating the Underlying MLP Fund’s daily NAV, the Underlying MLP Fund will, among other things, accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Underlying MLP Fund. The daily estimate of the Underlying MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Underlying MLP Fund’s NAV could vary dramatically from the Underlying MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Underlying MLP Fund’s actual tax liability or benefit may have a material impact on the Underlying MLP Fund’s NAV.

Strategy Risk—The Underlying MLP Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for mutual funds. This strategy involves complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Underlying MLP Fund and its shareholders. In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the Underlying MLP Fund’s accounting, tax and valuation practices, which, in turn, could have material adverse consequences on the Underlying MLP Fund and its shareholders.

The following is added to the table in “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

Goldman Sachs MLP Energy Infrastructure Fund	First $1 Billion 1.00% Next $1 Billion 0.90% Next $3 Billion 0.86% Next $3 Billion 0.84% Next $8 Billion 0.82%	1.10%

The following is added to the table in “Appendix A—Additional Information on the Portfolios and Underlying Funds—Other Risks of the Portfolios and the Underlying Funds” section of the Prospectus:

Risks of Investing in Master Limited Partnerships (“MLPs”).  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Many of the Underlying MLP Fund’s investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Underlying MLP Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Underlying MLP Fund’s ability to take advantage of other investment opportunities. If the Underlying MLP Fund is one of the largest investors in certain MLPs, it may be more difficult for the Underlying MLP Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Underlying MLP Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when the Underlying MLP Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Underlying MLP Fund.

The Underlying MLP Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Underlying MLP Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories; dependence upon their parent or sponsor entities for the majority of their revenues; dependence upon a limited number of customers for substantially all of their revenue and a limited number of suppliers of goods or services to continue their operations.

The Underlying MLP Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments.

MLP Tax Risk.  Much of the benefit that the Underlying MLP Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Underlying MLP Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Underlying MLP Fund’s investment in the MLP and lower income to the Underlying MLP Fund.

Fund Structure Risk.  Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Underlying MLP Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Underlying MLP Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

Unlike the MLP investments in which it invests, the Underlying MLP Fund is not a pass-through vehicle. Consequently, the tax characterization of the distributions paid by the Underlying MLP Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Underlying MLP Fund or the MLPs in which the Underlying MLP Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Underlying MLP Fund’s shareholders. Congress could significantly change the tax regime in the United States and impose a flat tax on gross income or take other actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Underlying MLP Fund. Without these benefits the Underlying MLP Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Underlying MLP Fund’s ability to pay distributions treated as return-of-capital distributions or as capital gains would be reduced. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Underlying MLP Fund level and at the level of shareholders of the Underlying MLP Fund.

Tax Estimation/NAV Risk.  Because the Underlying MLP Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Underlying MLP Fund will incur tax expenses. In calculating the Underlying MLP Fund’s daily net asset value, the Underlying MLP Fund will account for its current taxes and deferred tax liability and/or asset balances.

The Underlying MLP Fund may accrue a deferred income tax liability balance at the rates applicable to corporations, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Underlying MLP Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Underlying MLP Fund’s NAV. Upon the Underlying MLP Fund’s sale of its interest in an MLP, the Underlying MLP Fund may be liable for previously deferred taxes. The Underlying MLP Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Underlying MLP Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Underlying MLP Fund’s NAV. To the extent the Underlying MLP Fund has a deferred tax asset balance, the Underlying MLP Fund will assess whether a valuation allowance, which would offset the value of some or all of the Underlying MLP Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Underlying MLP Fund’s deferred tax asset. To the extent a valuation allowance differs from the estimates of the Underlying MLP Fund used in calculating the Underlying MLP Fund’s daily NAV, the application of such valuation allowance could have a material impact on the Underlying MLP Fund’s NAV.

An estimate of current taxes and deferred tax liability and/or asset balances is dependent upon the Underlying MLP Fund’s net investment income and unrealized gains on investments and such expenses may vary greatly from year to year depending on the nature of the Underlying MLP Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of current taxes and deferred income tax liability and/or asset balances cannot be reliably predicted from year to year.

The Underlying MLP Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Underlying MLP Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Underlying MLP Fund on a timely basis, to estimate the Underlying MLP Fund’s current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Underlying MLP Fund’s estimates regarding its current taxes and deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Underlying MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Underlying MLP Fund’s NAV could vary dramatically from the Underlying MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Underlying MLP Fund’s actual tax liability or benefit may have a material impact on the Underlying MLP Fund’s NAV. From time to time, the Underlying MLP Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available. Modifications of the Underlying MLP Fund’s estimates or assumptions regarding its current taxes and deferred tax liability and/ or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Underlying MLP Fund’s NAV, which could be material. Unexpected significant decreases in cash distributions from the Underlying MLP Fund’s MLP investments or significant declines in the fair value of its investments may change the Underlying MLP Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Underlying MLP Fund’s NAV and results of operations with respect to the Underlying MLP Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Underlying MLP Fund at the time the deferred tax asset had been established.

Risks of Investing in the Energy Sector.  Many MLPs in which the Underlying MLP Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. As a result, the Underlying MLP Fund will be concentrated in the energy sector, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting that sector. A downturn in the energy sector could have a larger impact on the Underlying MLP Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, but not limited to, the risk that MLPs and other companies operating in the energy sector may be affected by fluctuations in prices of energy commodities; supply and demand risk; the risk that energy reserves naturally deplete as they are consumed over time; environmental and regulatory risk; the risk associated with catastrophic events including leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts; risks associated with MLPs ability to make future acquisitions including their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers; interest rate risk; and risks that are specific to the industry in which the MLPs operate.

This Supplement should be retained with your Prospectus for future reference.

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